Supplement dated November 30, 1997 to the Prospectus, as supplemented to date,of


                  COMPOSITE U.S. GOVERNMENT SECURITIES, INC.,
                         COMPOSITE INCOME FUND, INC.,
                                    and
                     COMPOSITE TAX-EXEMPT BOND FUND, INC.
                            (dated April 30, 1997)

The Prospectus referred to above is amended and supplemented as follows:

     On September 23, 1997, each Fund's Board of Directors approved an amendment to each Fund's fundamental investment restrictions to permit each Fund to invest in restricted securities if the securities are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended.

     Composite U.S. Government Securities, Inc.'s Board also approved additional amendments to that Fund's fundamental investment restrictions to permit it to
(i) invest in securities issued by agencies or instrumentalities of the U.S. Government and (ii) to enter into "dollar rolls" (transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date).

     Composite Income Fund, Inc.'s Board also approved additional amendments to that Fund's fundamental investment restrictions to permit it (i) to invest in securities denominated in currencies other than U.S. dollars and to engage in certain other related transactions (such as receiving interest, dividends and sale proceeds in currencies other than U.S. dollars or engaging in foreign currency exchange, futures or options transactions), (ii) to enter into "dollar rolls", (iii) to invest in securities of issuers which deal in real estate, securities which are secured by interests in real estate, and/or securities which represent interest in real estate and to engage in certain other related transactions (such as acquiring and disposing of real estate or interests in real estate acquired through exercise of rights as a holder of debt obligations secured thereby), and (iv) to purchase and sell interest rate futures and options.

     Composite Tax-Exempt Bond Fund, Inc.'s Board also approved an additional amendment to that Fund's fundamental investment restrictions to permit it to purchase and sell interest rate futures and options.

     Each Fund's Board also approved an amended Investment Management Agreement for each Fund with Composite Research & Management Co. which would eliminate the obligation to reimburse each Fund for certain expenses in excess of specified amounts; this obligation was not in effect for the most recently completed fiscal year of any Fund as expenses did not exceed the specified amount.

     Each Fund's Board also approved an amendment of the Class A Distribution Plan of each Fund to change that Plan from a "reimbursement" type plan to a "compensation" type plan. Under the new Plan, the Distributor would be paid a fixed fee rather than a variable fee based on the distribution expenses. In either case the fee is limited to 0.25% of the Fund's average daily net assets attributable to Class A shares.

     All of the foregoing matters are subject to shareholder approval. Special shareholder meetings have been called for December 23, 1997. If approved by shareholders, the foregoing changes to the Investment Management Agreements, Class A Distribution Plans, and fundamental investment restrictions would become effective at the end of December 1997, or shortly thereafter.

     For further information about the foregoing or to request the Proxy Statement of the Composite Funds for the special shareholder meetings, please call 1-800-453-8072.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                   Composite U.S. Government Securities, Inc.
                          Composite Income Fund, Inc.
                      Composite Tax-Exempt Bond Fund, Inc.
                        601 West Main Avenue, Suite 300
                        Spokane, Washington 99201-0613